United Financial Mortgage Corp.

Leading America Home

Company Overview & Discussion

March 2005

Presentation Agenda

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

Investment Highlights – Why UFM?

- UFM is well positioned to expand and diversify both organically and through select M&A opportunities within an increasingly fragmented industry primed for consolidation

- The Company has a history of delivering solid fundamentals during varying economic climates

- Strong management team coupled with a Board of Directors that possesses both financial services industry and M&A experience – directors & officers own approximately 39%

- UFM's market capitalization will better reflect the company's financial performance through continued management execution and increased exposure to the investment community
  - An undervalued investment opportunity

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

Corporate History

April 1986

- UFM founded as a mortgage broker
- 3 employees
- Net worth $1,000

1998

- ~ 5 branch offices
- ~ 50 employees
- Net worth $2.2 million
- FY 1998 revenues of $7.39 million
- UFM's initial public offering (IPO)
- Acquisition of Mortgage Service of America

Today

- 51 branch offices throughout the U.S.
- Approximately 500 employees
- Book Value of $5.18 per share (October 31, 2004)
- FY 04 revenues of $70.1 million
- Acquisition of Vision Mortgage Group
- Acquisition of Plus Funding

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

Experienced Corporate Governance

- Management team and Board of Directors have a long tenure with the Company and are well versed in all areas of the Mortgage Banking Industry
- Senior management and the Board of Directors have a proven financial track record
  - FY 01, revenues grew by 37%, FY 02 by 55%, FY 03 by 111%, FY 04 by 36%
  - Profits grew from $.05 per share in 1998 to $.97 per share in FY 04
  - Enhanced shareholder value without shareholder dilution
- Board of Directors has M&A experience in a variety of Financial Services Sectors including Insurance, Mortgage Banking, and Commercial Banking

Experienced Corporate Governance .... continued

- **Steve Khoshabe, President & CEO, Director**. Named President and CEO in April 03. Since 1994, has served as Secondary Marketing Manager and CFO. Oversees corporate planning and development, is the liaison between management and shareholders, and otherwise assists in the management of day-to-day operations. Prior to starting at the Company, employed two years as an analyst at Shearson Smith Barney

- **Robert Hiatt, EVP and CFO**. Named EVP and CFO in August 03. Prior to UFM, was VP and Chief Accounting Officer for Novamed Eyecare, Inc., a publicly traded healthcare company, where he worked for six years. Prior to that, he worked at Arthur Andersen, LLP for nine years

- **Joseph Khoshabe, Chairman**. Founded UFM in 1986 and was President and CEO until April 2003. Mr. Khoshabe took UFM from creation to one of Inc. Magazine's 500 fastest growing companies in 1996. Prior to UFM, was an executive with the Cracker Jack Division of Borden, Inc. Currently responsible for the day-to-day operations of commercial lending division

- **James Zuhlke, Director**. Has over 25 years experience as an insurance executive, founded and successfully managing several different insurance companies. Most recently was the President of Kingsway America, Inc. a holding company of Kingsway Financial Services, Inc. (NYSE KFS)

Experienced Corporate Governance .... continued

- **John Clark, Director.** Was the President and CEO of a Chicago area-banking group with $1.2 billion in assets. His 17-year career as a senior executive with that organization consisted of forming and acquiring a number of financial institutions. Currently is President of SRJC, Inc., an organization that provides financial consulting services to small and medium sized businesses
- **Robert Luce, Director.** Has a long and distinguished career spanning over 30 years practicing financial services law. Has worked for the SEC, served as corporate counsel to Fortune 500 companies, and has been a partner in two Chicago area law firms. In addition, Mr. Luce serves as the President of MDR Mortgage, a mortgage broker
- **Elliot Jacobs, Director.** A professional in the Mortgage Banking Industry and frequent speaker and contributing author for the Mortgage Bankers Association of America. From 1993-1998, was the director of the M&A group of CoreStates Capital Markets. Since 1998, has been a director of the Mortgage Banking Strategies Group of First Fidelity Capital Markets, Inc.
- **Anthony Schweiger, Director.** Serves as the President and Chief Executive Officer of The Tomorrow Group, LLC, a governance and management consultancy. Since 1992, he has been a director and Governance Chair of Radian Group Inc., a NYSE traded global provider of credit enhancement products. He also serves on Radian's Audit and Executive Committees. Since 2001. From 1983 until 1993, Mr. Schweiger served as Chief Executive Officer of Meridian Mortgage Corporation

Mortgage Banking - A Consolidating Industry

- Residential mortgage market is the largest consumer finance market in the U.S.
- Highly competitive & fragmented industry
  - **Top 3 mortgage services providers have an approximately 28% market share - relatively low within the financial services sector***
  - **The remaining 72% of the industry is composed of over one thousand firms**
- "As interest rates continue to rise and refinancings screech to a halt, it's likely that some small to mid-sized players will head for the exits" ("Merger Activity May Perk Up" : National Mortgage News)

* Approximate 2002 Market Share, Source: *Inside Mortgage Finance*

UFM's Market Opportunity

- **A flat or rising interest rate environment will create a consolidation phase in the mortgage banking industry enabling UFM to increase mortgage loan origination volume and capture market share through strategic acquisitions**

United Financial Mortgage Corp.
Leading America Home

Historical Expansion

- **Low cost branch acquisitions allow UFM to diversify by mitigating the effects of isolated, geographic downturns in mortgage activity**
  - **2005 - Acquisition of Plus Funding**
  - **2004 - Acquisition of Vision Mortgage Group, Inc.**
  - **2003 - Acquisition of Portland Mortgage Company**
  - **1998 - Acquisition of Mortgage Service America**
  - **Branch expansion: 51 offices in 16 states**

- Servicing Portfolio – a 'macro' hedge
  - **Retaining the servicing rights of select mortgage loans it originates**
    - As mortgage rates increase or remain flat, the risk of mortgage prepayment decreases, which creates a more reliable revenue stream and increases the value of the servicing portfolio
  - **Principal balance of servicing rights assets has grown from $4 million in FY 1998 to over $1.6 billion in FY 2005**

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

A History of Strong Financial Growth


Total Loans Originations
in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1998
1999
2000
2001
2002
2003
2004
2005


Principal Balance Servicing Rights
in millions
$2,000
$1,500
$1,000
$500
$0
1998
1999
2000
2001
2002
2003
2004
2005


Equity
in millions
$35
$30
$25
$20
$15
$10
$5
$0
1998
1999
2000
2001
2002
2003
2004
2005


Branch Offices
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
2003
2004
2005

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

Growth Strategy

- Increase Servicing Portfolio
  - **Direct increase to EPS**
  - **Leveraging the servicing portfolio as a direct marketing sales channel**
    - Opens a direct marketing channel to cross-sell a variety of financial services and products (i.e. insurance)

- Increasing Loan Originations
  - **Organic growth through the continued expansion of retail branch network**
  - **Targeting high-quality mortgage banks & brokers to capitalize on consolidation opportunities**

Growth Strategy …. continued

- **Diversify our business**
  - **Growth in sub-prime lending business**
  - **Focused development of the commercial lending division**
    - Stress small to medium sized businesses that would have difficulty obtaining commercial mortgage loans from traditional sources
    - Leveraging current origination network, acquiring a larger and more flexible credit facility, and product line expansion of commercial lending programs
  - **Selective and synergistic acquisitions of complimentary financial services companies such as commercial banks, thrifts, title & general insurance companies may allow UFM to offer new financial product lines while diversifying its revenue stream**

Solid Fundamentals

	YTD	For the Fiscal Year Ended April 30, 2004			
	2005	2004	2003	2002	2001
Summary Balance Sheet Data					
Total assets	$ 302,710	$ 258,620	$ 170,950	$ 61,965	$ 60,387
Cash and cash equivalents	8,227	12,901	8,709	6,206	4,261
Loans held for sale	266,640	223,634	154,735	51,417	52,719
Warehouse lines of credit	259,686	217,519	151,473	50,210	51,052
Shareholders' equity	31,556	29,669	12,880	8,298	7,430
Summary of Operations					
Revenues	$ 33,865	$ 70,153	$ 51,292	$ 22,607	$ 14,941
Yearly Revenue Growth	*N/A*	*37%*	*127%*	*51%*	*37%*
Expenses	30,725	62,193	43,461	20,304	13,901
Earnings before income taxes	3,140	7,960	7,831	2,303	1,040
Net income	1,884	4,775	4,697	1,095	868

(Dollars in thousands, except per share data)

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

Full Service Mortgage Bank


Residential Loan Originations (Wholesale & Retail)
Commercial Loan Originations
United Financial Mortgage Corp.
Leading America Home
Servicing Portfolio
Diversified Businesses

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

Investment Highlights – Why UFM?

- UFM is well positioned to expand and diversify both organically and through select M&A opportunities within an increasingly fragmented industry primed for consolidation
- The Company has a history of delivering solid fundamentals through varying economic climates
- Strong management team coupled with a Board of Directors that possess both financial services industry and M&A experience - directors & officers own approximately 39%
- UFM's market capitalization will better reflect the company's financial performance through management execution and increased exposure to the investment community
  - An undervalued investment opportunity

This information may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.